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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): April 9, 2003


                                Aeropostale, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





      Delaware                      001-31314                   31-1443880
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       identification No.)




               1372 Broadway, 8th Floor, New York, New York 10018
          (Address of Principal Executive Offices, including Zip Code)




                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)




                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             (c) Exhibits

             Exhibit No.
                                   Description

                99.1     Press Release dated April 9, 2003

ITEM 9.         Regulation FD Disclosure.

                On April 9, 2003, Aeropostale, Inc. (the "Company") issued a press release announcing the Company's March 2003 sales. A copy of this press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                Aeropostale, Inc.




                                  /s/  Michael J. Cunningham
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                                  Michael J. Cunningham
                                  Senior Vice President-Chief Financial Officer

Dated: April 9, 2003